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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  July 21, 1998
(Date of earliest event reported)

Commission File No. 333-40113



              Bombardier Capital Mortgage Securitization Corporation
                  (Exact name of registrant as specified in its charter)

       Vermont                                                03-0355080
(State of Incorporation)                                    (I.R.S. Employer
                                                            Identification No.)

1600 Mountain View Drive, Colchester, VT                         05446
Address of principal executive offices                         (Zip Code)


                                 (802) 654-7200
               Registrant's Telephone Number, including area code



(Former name, former address and former fiscal year, if changed since last report)


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                         Index to Exhibits is on Page 5


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ITEM 2.           Acquisition or Disposition of Assets; General


                  On July 21, 1998, Bombardier Capital Mortgage Securitization Corporation issued its Senior/Subordinated Pass-Through Certificates, Series 1998-B, such series representing interests in a pool of fixed rate manufactured housing sales contracts deposited in the BCMSC Trust 1998-B. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated July 17, 1998, as supplemented by the prospectus supplement dated January 17, 1998 (together, the "Prospectus").

                  The Class A Certificates consist of the Class A Certificates. The Class M Certificates consist of the Class M-1 Certificates and Class M-2 Certificates. The Class B Certificates consist of the Class B-1 Certificates and the Class B-2 Certificates. The Class X Certificates consist of the Class X Certificates. The Class R Certificates consist of the Class R Certificates.

                  The Class M Certificates, the Class B Certificates, the Class X Certificates and the Class R Certificates are subordinated to the rights of the Class A Certificates to the extent described in the Prospectus. The Class M-1 Certificates are subordinated to the Class A Certificates to the extent described in the Prospectus. The Class M-2 Certificates are subordinated to the Class A Certificates and the Class M-1 Certificates to the extent described in the Prospectus. The Class B-1 Certificates are subordinated to the Class A Certificates and the Class M Certificates to the extent described in the Prospectus.



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ITEM 7.           Financial Statements and Exhibits

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                     Description
-----------                     -----------

         4.1                    Series 1998-B Pooling and Servicing
                                Agreement, dated as of July 1, 1998, among Bombardier Capital Mortgage Securitization Corporation, as Depositor, Bombardier
                                Capital Inc., as Servicer and Harris Trust and Savings Bank, as Trustee.

         4.2 Standard Terms to Pooling and Servicing Agreement (July 1998 Edition).

         99                     Form of Underwriting Agreement.



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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BOMBARDIER CAPITAL MORTGAGE
                                       SECURITIZATION CORPORATION

July 21, 1998

                                       By:/s/ Blaine H. Filthaut
                                          -----------------------------------
                                          Name:  Blaine H. Filthaut
                                          Title: Vice President and Treasurer


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                                INDEX TO EXHIBITS



Exhibit No.            Description
-----------            -----------

         4.1           Series 1998-B Pooling and Servicing
                       Agreement, dated as of July 1, 1998, among Bombardier Capital Mortgage Securitization Corporation, as Depositor, Bombardier Capital Inc., as Servicer and Harris Trust and Savings Bank, as Trustee.

         4.2           Standard Terms to Pooling and Servicing
                       Agreement (July 1998 Edition).

         99            Form of Underwriting Agreement.




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